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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Prospectus Supplement dated January 8, 1998 to the Prospectus dated November 13, 1997 (the "Prospectus") of Brandywine Realty Trust (the "Company") of: our report dated February 22, 1997, on the consolidated financial statements of the Company, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996; our reports dated October 31, 1996 on the combined statements of revenue and certain expenses of Equivest Management Inc. Acquisition Properties, the Commonwealth of Pennsylvania State Employees' Retirement System Acquisition Properties, and of Delaware Corporate Center for the year ended December 31, 1995, included in the Company's Prospectus filed on November 27, 1996 relating to the Company's Registration Statement on Form S-11 (No. 333-13969) declared effective November 25, 1996; our report dated February 11, 1997 on the combined financial statements of revenue and certain expenses of Columbia Acquisition Properties for the year ended December 31, 1996, included in the Company's Form 8-K/A (No.1) dated February 13, 1997 and Form 8-K/A (No.
2) dated February 24, 1997; our report dated January 29, 1997 on the combined financial statements of revenue and certain expenses of Main Street Properties for the year ended December 31, 1996, included in the Company's Form 8-K/A (No.
1) dated April 29, 1997; our report dated May 29, 1997 on the combined financial statements of revenue and certain expenses of TA Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated June 9, 1997; our report dated June 3, 1997 on the combined financial statements of revenue and certain expenses of Emmes Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated June 9, 1997; our report dated June 23, 1997 on the combined financial statements of revenue and certain expenses of 748 & 855 Springdale Drive for the year ended December 31, 1996 included in the Company's Form 8-K dated June 26, 1997; our report dated July 21, 1997 on the combined financial statements of revenue and certain expenses of the Green Hills Properties for the year ended December 31, 1996 included in the Company's Form 10-Q for the quarter ended June 30, 1997; our report dated July 21, 1997 on the combined financial statements of revenue and certain expenses of the Berwyn Park Properties for the year ended December 31, 1996, included in the Company's Form 10-Q for the quarter ended June 30, 1997; our report dated August 21, 1997 on the combined financial statements of revenue and certain expenses of 500 & 501 Office Center Drive for the year ended December 31, 1996 included in the Company's Form 8-K dated September 10, 1997; our report dated October 15, 1997 on the combined financial statements of revenue and certain expenses of Metropolitan Industrial Center for the year ended December 31, 1996, included in the Company's Form 8-K dated October 30, 1997; our report dated October 27, 1997 on the combined financial statements of revenue and certain expenses of Atrium I for the year ended December 31, 1996, included in the Company's Form 8-K dated October 30, 1997; our report dated November 14, 1997 on the combined financial statements of revenue and certain expenses of Scarborough Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated December 16, 1997; our report dated December 3, 1997 on the financial statement of revenue and certain expenses of Bala Pointe Office Centre for the year ended December 15, 1996, included in the Company's Form 8-K dated December 16, 1997; and our report dated December 13, 1997 on the combined financial statement of revenue and certain expenses of GMH Properties for the year ended December 31, 1996, included in the Company's Form 8-K dated December 16, 1997; and to all references to our Firm included in the Prospectus or Prospectus Supplement.


Philadelphia, Pa.,                      ARTHUR ANDERSEN LLP
  January 8, 1998